UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009

ISCO INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-22302	36-3688459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive
Elk Grove Village, IL	60007
(Address of principal executive offices)	(Zip Code)

(847) 391-9400
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

ISCO International, Inc. (the “Company”), from time to time, has borrowed funds and issued notes to each of Alexander Finance, L.P. (“Alexander”) and Manchester Securities Corporation (“Manchester,” together with Alexander, referred to herein as the “Lenders”) through financing transactions (the documents evidencing such financing transactions referred to herein as the “Loan Documents”).   As of February 17, 2009, the NYSE Alternext US (the “Exchange”) has suspended trading in the Company’s common stock and will submit an application to the SEC to strike the Company’s common stock from listing and registration on the Exchange.  In connection with the suspension of trading and future delisting of the Company’s common stock on the Exchange, the Company and the Lenders agreed to amend certain of the Loan Documents, as described below.

As of February 17, 2009, the Company entered into the following amendments with the Lenders:  (i) Amendment to Loan Documents (the “Loan Documents Amendment”); (ii) Amendment to Notes relating to certain outstanding notes issued by the Company to Alexander (the “Alexander Notes Amendment”); (iii) Amendment to Notes relating to certain outstanding notes issued by the Company to Manchester (the “Manchester Notes Amendment”); and (iv)  Amendment to Registration Rights Agreements (the “RRA Amendment,” together with the Loan Documents Amendment, the Alexander Notes Amendment and the Manchester Notes Amendment, referred to herein as the “Amendments”).  Among other things, the Amendments reflect the following: (i) any suspension, or subsequent delisting or deregistration, of the Company’s common stock by the Exchange will not violate, breach or otherwise constitute a default under the Loan Documents; (ii) the Company is obligated to remain registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely file all required periodic reports under the Exchange Act so long as any loans are outstanding under the Loan Documents; and (iii) no delay payments will accrue or be payable to the Lenders during a suspension of the use of any prospectus during the SEC’s review of any related registration statement or post-effective amendment, or as a result of any suspension that is required by the rules and regulations of the SEC.

The descriptions of the Loan Documents Amendment, the Alexander Notes Amendment, the Manchester Notes Amendment and the RRA Amendment are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 8.01                      Other Events.

On February 19, 2009, the Company announced that its common stock began quotation and trading on the OTC Bulletin Board under the symbol ISOO.OB.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Exhibit

10.1	Amendment to Loan Documents by and among ISCO International, Inc., Alexander Finance, L.P. and Manchester Securities Corporation, dated as of February 17, 2009.
10.2
Amendment to Notes (relating to certain outstanding notes issued to Alexander Finance, L.P.) by and among ISCO International, Inc., Alexander Finance, L.P., and with respect to certain sections, Manchester Securities Corporation, dated as of February 17, 2009.

10.3
Amendment to Notes (relating to certain outstanding notes issued to Manchester Securities Corporation) by and among ISCO International, Inc., Manchester Securities Corporation, and with respect to certain sections, Alexander Finance, L.P., dated as of February 17, 2009.

10.4	Amendment to Registration Rights Agreements by and among ISCO International, Inc., Manchester Securities Corporation and Alexander Finance, L.P., dated as of February 17, 2009.
99.1	Press release dated February 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISCO INTERNATIONAL, INC.

By:	/s/ Gary Berger
Name : Gary Berger
Title : Chief Financial Officer
Date: February 20, 2009

Exhibit Index

Exhibit No.	Exhibit

10.1	Amendment to Loan Documents by and among ISCO International, Inc., Alexander Finance, L.P. and Manchester Securities Corporation, dated as of February 17, 2009.
10.2
Amendment to Notes (relating to certain outstanding notes issued to Alexander Finance, L.P.) by and among ISCO International, Inc., Alexander Finance, L.P., and with respect to certain sections, Manchester Securities Corporation, dated as of February 17, 2009.

10.3
Amendment to Notes (relating to certain outstanding notes issued to Manchester Securities Corporation) by and among ISCO International, Inc., Manchester Securities Corporation, and with respect to certain sections, Alexander Finance, L.P., dated as of February 17, 2009.

10.4	Amendment to Registration Rights Agreements by and among ISCO International, Inc., Manchester Securities Corporation and Alexander Finance, L.P., dated as of February 17, 2009.
99.1	Press release dated February 19, 2009.